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                                   Exhibit (15)(g)

                                       Form of
                       Shareholder Servicing Support Agreements
                                       Between
                            PADCO Financial Services, Inc.
                                         and
                                 Selling Recipients
                     In Connection With the Plan of Distribution
                                         for
                      The Rydex Institutional Money Market Fund

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                                                                 VERSION A
     PADCO Financial Services, Inc.
     6116 Executive Boulevard
     Suite 400
     Rockville, Maryland  20852
     (301) 468-8520

     SHAREHOLDER SERVICING SUPPORT AGREEMENT


     Ladies and Gentlemen:

           We are a party to a certain distribution agreement with Rydex Series Trust (the "Trust"), on behalf of the Rydex Institutional Money Market Fund (the "Fund"), a series of the Trust, under which agreement we serve as exclusive agent for the Fund for the sale of the Fund's shares of beneficial interest ("Shares"). You have indicated that you wish to act as agent for your customers in connection with the purchase, sale, and redemption of Shares of the Fund as are qualified for sale in the states in which you have branch offices. We agree to honor your request, subject to the terms set forth below.

           1.    In  all  sales  of  Shares  you  shall  act  as  agent for your customers,  and  in  no  transaction shall you have any authority to act as agent  for  the  Fund  or for us.  You agree to be responsible for opening, approving, and monitoring customers' accounts. You also agree to be responsible for any and all credit that you may extend to your customers, to the extent such extension of credit is permitted under applicable rules and regulations, and for compliance with all regulatory requirements respecting such extension of such credit. You further agree to be responsible for safeguarding your customers' funds and securities. We will not have custody of your customer's funds or securities.

           2. The customers in question are, for all purposes, your customers and not customers of PADCO Financial Services, Inc. In receiving orders from your customers who purchase Shares, PADCO Financial Services, Inc. is not soliciting such customers, and has no responsibility for determining whether Shares are suitable investments for such customers. This responsibility is solely yours.

           3. You will maintain all required books and records with respect to your securities business, your customers and their transactions. You acknowledge that the responsibility for maintenance of such books and records is not the responsibility of PADCO Financial Services, Inc.

           4. It is hereby understood that in all cases in which you place orders with the Trust for the purchase of Shares: (a) you are acting as agent for the customer; (b) the transactions are without recourse against you by the customer; (c) as between you and the customer, the customer will have full beneficial ownership of the securities; (d) each such transaction is initiated solely upon the order of the customer; and (e) each such transaction is for the account of the customer and not for your account.

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           5.    You  agree  that  you  will  fulfill  any  and  all  regulatory requirements to supervise the activities of each of your employees, representatives, and associated persons in a manner reasonably designed to
     achieve   compliance  with  applicable  securities  and  banking  laws  and
     regulations.   You further agree that responsibility for proper supervision shall rest with you, and PADCO Financial Services, Inc. shall have no responsibility in this regard.

           6. Orders authorized by and received from you will be accepted by the Trust only at the regular public offering price applicable to each order, as established by the then-current Prospectus of the Fund, subject to the discounts defined in such Prospectus. Following receipt from you of any order to purchase Shares for the account of a customer, the Trust shall confirm such order to you in writing. You shall be responsible for sending your customer a written confirmation of the order with a copy of the Fund's current Prospectus. You shall send the Trust a copy of such confirmation. All orders are subject to acceptance or rejection by the Trust in the Trust's sole discretion. Unless other instructions have been given, you shall also be responsible for preparing and mailing all periodic statements of ownership to your customers and/or updates showing a customer's account balance and integrating such statements with those of other transactions and balances in the customer's accounts serviced by you.

           7. The offering Prospectus and this Agreement set forth the terms applicable to sales of Shares of the Fund through you and all other representations or documents are subordinate. This Agreement is in all respects subject to statements regarding the sale and repurchase or redemption of shares made in offering Prospectus of the Fund, which in the event of any inconsistency between this Agreement and such Prospectus, the Prospectus shall control.

           8. Any sales charges and dealers' concessions will be as set forth in the current Prospectus of the Fund. On each order for Shares of the Fund that is accepted by the Trust, you will be entitled to receive the applicable commission as set forth in the Prospectus. Any and all commissions or concessions set forth in the Fund's Prospectus are subject to change without notice by the Trust and will comply with any changes in regulatory requirements.

           9. We are also authorized to pay you continuing service fees with respect to the Shares of the Fund to compensate you for providing certain services under this Agreement for your clients such as processing purchase a n d redemption transactions, establishing shareholder accounts, and providing certain information and assistance with respect to the Fund, provided you meet certain service-related criteria.

           10. Where payment is due hereunder, we agree to send payment for concessions and securities to your address as your address appears on our records. You must notify us of address changes and promptly negotiate such payments. Any such payments that remain outstanding for twelve (12)

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     months  shall  be  void  and  the  obligation  represented thereby shall be extinguished.

           11. Any order by you for the purchase of Shares of the Fund from the Trust shall be accepted at the time when the order is received by the Trust (or any clearinghouse agency that the Trust may designate from time to time), and at the offering and sale price next determined, unless rejected by the Trust. In addition to the right to reject any order for the purchase of Shares of the Fund, the Trust has reserved the right to withhold Shares from sale temporarily or permanently. The Trust will not accept any order from you which is placed on a conditional basis or subject to any delay or contingency prior to execution. The procedure relating to the handling of orders shall be subject to instructions which the Trust shall forward from time to time to you. The Shares of the Fund purchased will be issued by the Trust only against receipt of the purchase price, in collected clearing house funds subject to deduction of all commissions on such sale (reallowance of any commissions to which you are entitled on purchases at net asset value will be paid through our direct purchase commission system). Payment for Shares of the Fund ordered from the Trust shall be in the form of a wire transfer to Star Bank, N.A., the Fund's custodian (the "Custodian") at 425 Walnut Street, Cincinnati, Ohio 45202. Payment shall be made within five (5) business days after the Trust's acceptance of the order placed on behalf of your customer, or such shorter time period as may be required by law. If payment for the Shares purchased is not received within such time period, the Trust reserves the right to cancel the sale or, at the Trust's option, to sell the Shares to the Fund at the then-prevailing net asset value. In this event, you agree to be responsible for any loss, expense, liability, or damage, including loss of profit suffered by the Trust and/or the Fund resulting from your delay or failure to make payment as aforesaid.

           12. You are obliged to date and time stamp all orders received by you and promptly transmit all orders to the Trust in time to provide for processing at the price next determined after receipt by you, in accordance with the Prospectus. You are not to withhold placing with the Trust orders received from any customers for the purchase of Shares so as to profit yourself as a result of such withholding. You shall not purchase Shares through the Trust except for the purpose of covering purchase orders already received from your customers, or, if permitted by applicable law, for your bona fide investment.

           13. You shall be solely responsible for the accuracy, timeliness, and completeness of any orders transmitted by you on behalf of your customers by wire or telephone for purchases, exchanges, or redemptions, and shall indemnify and hold the Trust harmless against all claims, damage, liability, costs, and expenses (including attorneys fees and costs of investigation) incurred by the Trust arising out of or based upon your relationship with your customers through your own actions or omissions, including, but not limited to, any claims by your customers that you failed to transmit properly their instructions, properly service their account, or otherwise caused them injury.

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           14.   If your customer's account is established without your customer signing the application form, you represent that the instructions relating to the registration (including the customer's tax identification number) and selected options furnished to the Trust (whether on the application form, in some other document, or orally) are in accordance with the customer's instructions, and you agree to indemnify the Trust, the Trust's transfer agent, shareholder servicing agent, and the Fund for any loss or liability resulting from acting upon such instructions. The Trust agrees to hold harmless and indemnify you for any loss or liability arising out of our negligence in processing such instructions.

           15. If any Share is repurchased by the Fund or is tendered thereto for redemption within seven (7) business days after confirmation by the Trust of the original purchase order from you for such security you shall forthwith refund to the Trust the full commissions paid to you on the original sale.

           16. You shall not, if acting as principal, purchase any Share of the Fund from a record holder at a price lower than the net asset value next determined by or for the Fund's Shares. You shall, however, be permitted to sell any Shares for the account of a shareholder of the Fund at the net asset value currently quoted by or for the Fund's Shares, and may charge a fair service fee for handling the transaction provided you disclose the fee to the record owner.

           17. We shall furnish you, without charge, reasonable quantities of offering Prospectuses, with any supplements currently in effect, and copies of current shareholder reports of the Fund, and sales materials issued by us from time to time. You shall deliver copies of current shareholder reports, Prospectuses, and any supplements to those of your customers whose Shares are held in book-entry form on the books of the Fund. In the purchase of Shares of the Fund from the Trust, you are entitled to rely only on the information contained in the offering Prospectuses. You may not publish any advertisement or distribute sales literature or other written material to the public which makes reference to the Trust, the Fund, or us (except material which we furnished to you) without our prior written approval.

           18. No person is authorized to make any representations concerning Shares of the Fund except those contained in the applicable current
     Prospectus and printed information subsequently issued by the Trust, the Fund, or us as information supplemental to such Prospectus. You agree that you will not make Shares available to your customers except under circumstances that will result in compliance with applicable Federal and state securities and banking laws. You further agree to indemnify and hold harmless the Trust, the Fund, and us against any and all losses, claims, damages, liabilities, expenses, or settlements to which the Trust, the Fund, and/or we may become subject under any statute or regulation insofar as such losses, claims, damages, liabilities, expenses, or settlements are related to the purchase or sale of Shares by your customers and arise out of or are based upon your statements or representations to your customers concerning the Shares (other than statements or representations contained in the applicable current Prospectus and printed information subsequently issued by the Trust, the Fund, or us).

           19. Shares sold hereunder shall be available in book-entry form on the books of the Fund's transfer agent unless other instructions have been given.

           20. You shall make available Shares of the Fund only through us. In no transaction (whether of purchase or sale) shall you have any authority to act as agent for, partner of, or participant in a joint venture with us or with the Trust or the Fund or any other entity having either a shareholder servicing support agreement or other agreement with us.

           21. All sales will be made subject to our receipt of Shares from the Fund. We reserve the right, in our discretion, without notice, to modify, suspend, or withdraw entirely the offering of any Shares and, upon notice, to change the sales charge or discount or to modify, cancel, or change the terms of this Agreement. You agree that any order to purchase Shares of the Fund placed by you after any notice of amendment to this Agreement has been sent to you shall constitute your agreement to any such amendment.

           22. Sales and exchanges of Shares may be made only in those states and jurisdictions where Shares are registered or qualified for sale to the public. We agree to advise you currently of the identity of those states and jurisdictions in which the Shares are registered or qualified for sale, and you agree to indemnify us, the Trust, and/or the Fund for any claim, liability, expense, or loss in any way arising out of sale of Shares in any state or jurisdiction not identified by us as a state or jurisdiction in which such Shares are so registered or qualified. We agree to indemnify you for any claim, liability, expense, or loss attributable to such Shares not being registered or qualified if such state or jurisdiction was identified by us as a state or jurisdiction in which Shares are so registered or qualified.

           23. We act solely as agent for the Trust and the Fund, and are not responsible for qualifying the Fund or the Fund's Shares for sale in any state or jurisdiction. We also are not responsible for the issuance, form, validity, enforceability, or value of Shares of the Fund.

           24. You represent that you are (a) a properly registered or licensed broker or dealer under applicable Federal and state securities laws and regulations and a member in good standing of the National Association of Securities Dealers, Inc., or (b) a "bank," as defined in
     Section 3(a)(6) of the Securities Exchange Act of 1934 (the "1934 Act") (or other financial institution), and that you are not otherwise required to register as a broker or dealer under the 1934 Act or any state laws. You agree to notify us immediately in writing if this representation ceases to be true. We recognize that, in addition to applicable provisions of Federal and state securities laws, you may be subject to the provisions of the Glass-Steagall Act and other laws governing, among other things, the conduct of activities by Federal and state chartered and supervised financial institutions and their affiliated organizations. Because you will be the only entity having a direct relationship with the customer in connection with securities purchases hereunder, you will be responsible in that relationship for insuring compliance with all laws and regulations, including those of all applicable Federal and state regulatory authorities and bodies having jurisdiction over you or your customers to the extent applicable to securities purchases hereunder.

           25. Either of us, upon request of the other party, shall provide the other party with data or documents needed by the requesting party to carry out all allocated functions herein.

           26. Each of us shall cooperate with all appropriate governmental or self regulatory authorities (including, without limitation, the Securities and Exchange Commission, the National Association of Securities Dealers, Inc., and state securities regulators) and shall permit such authorities reasonable access to books and records in connection with any inspection, inquiry, or investigation relating to this Agreement or the transactions contemplated thereby.

           27. Either of us may cancel this Agreement at any time by written notice to the other.

           28. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of the Agreement shall not be affected thereby.

           29. All communications to us should be sent to the above address. Any notice to you shall be duly given if mailed or telegraphed to you at the address specified by you below.

           30. The names of your customers shall remain your sole property and shall not be used by us for any purpose except for servicing and information mailings in the normal course of business to Fund shareholders.

           31. We agree to compensate you for your services provided under this Agreement within ten (10) days of the end of each fiscal quarter of the Trust, at an annualized rate not to exceed 0.___% of the net asset value of all Shares of the Fund owned beneficially or of record by (i) you or (ii) your investment advisory or other clients, and/or accounts as to which you are a fiduciary or custodian or co-fiduciary or co-custodian, during the quarter ("Qualified Holdings"); provided, however, that no payments shall be made to you for any quarter in which your Qualified Holdings do not equal or exceed, at the end of the quarter, the asset minimum ("Minimum Qualified Holdings"), which Minimum Qualified Holdings shall be set from time to time by us with the approval of the Trustees of the Trust who are not "interested persons" of the Trust, as defined in the Investment Company Act of 1940, and who have no direct or indirect financial interest in the operation of the distribution plan adopted by the Trust in connection with the distribution of the Shares of the Fund by us or in any agreements related to this distribution plan; and provided, further, however, that no payments shall be made to you for any quarter unless and until PADCO Financial Services, Inc. has received the full amount of reimbursement payments from the Trust, in connection with the aforementioned distribution plan, for distribution expenses incurred by PADCO Financial Services, Inc. during that quarter in promoting the sale of Fund shares pursuant to Rule 12b-1 under the 1940 Act.


     Execute this Agreement in duplicate and return one of the duplicate originals to us for our file. This Agreement (i) may be amended by notification from us and orders received following such notification shall be deemed to be an acceptance of any such amendment and (ii) shall be construed in accordance with the laws of the State of Maryland.


     Accepted:                                 Very truly yours,



     Name of Selling Recipient

     By:                                 By:
     Name:                               Name:
     Title                               Title:   Address:





     Date:

                                                                 VERSION B
     PADCO Financial Services, Inc.
     6116 Executive Boulevard
     Suite 400
     Rockville, Maryland  20852
     (301) 468-8520

     SHAREHOLDER SERVICING SUPPORT AGREEMENT



     Ladies and Gentlemen:

           We are a party to a certain distribution agreement with Rydex Series Trust (the "Trust"), on behalf of the Rydex Institutional Money Market Fund (the "Fund"), a series of the Trust, under which agreement we serve as exclusive agent for the Fund for the sale of the Fund's shares of beneficial interest ("Shares"). You have indicated that you wish to act as agent for your customers in connection with the purchase, sale, and redemption of Shares of the Fund as are qualified for sale in the states in which you have branch offices. We agree to honor your request, subject to the terms set forth below.

           1.    In  all  sales  of  Shares  you  shall  act  as  agent for your customers,  and  in  no  transaction shall you have any authority to act as agent  for  the  Fund  or for us.  You agree to be responsible for opening, approving, and monitoring customers' accounts. You also agree to be responsible for any and all credit that you may extend to your customers, to the extent such extension of credit is permitted under applicable rules and regulations, and for compliance with all regulatory requirements respecting such extension of such credit. You further agree to be responsible for safeguarding your customers' funds and securities. We will not have custody of your customer's funds or securities.

           2. The customers in question are, for all purposes, your customers and not customers of PADCO Financial Services, Inc. In receiving orders from your customers who purchase Shares, PADCO Financial Services, Inc. is not soliciting such customers, and has no responsibility for determining whether Shares are suitable investments for such customers. This responsibility is solely yours.

           3. You will maintain all required books and records with respect to your securities business, your customers and their transactions. You acknowledge that the responsibility for maintenance of such books and records is not the responsibility of PADCO Financial Services, Inc.

           4. It is hereby understood that in all cases in which you place orders with the Trust for the purchase of Shares: (a) you are acting as agent for the customer; (b) the transactions are without recourse against you by the customer; (c) as between you and the customer, the customer will have full beneficial ownership of the securities; (d) each such transaction is initiated solely upon the order of the customer; and (e) each such transaction is for the account of the customer and not for your account.

           5.    You  agree  that  you  will  fulfill  any  and  all  regulatory requirements to supervise the activities of each of your employees, representatives, and associated persons in a manner reasonably designed to achieve compliance with applicable securities and banking laws and regulations. You further agree that responsibility for proper supervision shall rest with you, and PADCO Financial Services, Inc. shall have no responsibility in this regard.

           6. Orders authorized by and received from you will be accepted by the Trust only at the regular public offering price applicable to each order, as established by the then-current Prospectus of the Fund, subject to the discounts defined in such Prospectus. Following receipt from you of any order to purchase Shares for the account of a customer, the Trust shall confirm such order to you in writing. You shall be responsible for sending your customer a written confirmation of the order with a copy of the Fund's current Prospectus. You shall send the Trust a copy of such confirmation. All orders are subject to acceptance or rejection by the Trust in the Trust's sole discretion. Unless other instructions have been given, you shall also be responsible for preparing and mailing all periodic statements of ownership to your customers and/or updates showing a customer's account balance and integrating such statements with those of other transactions and balances in the customer's accounts serviced by you.

           7. The offering Prospectus and this Agreement set forth the terms applicable to sales of Shares of the Fund through you and all other representations or documents are subordinate. This Agreement is in all respects subject to statements regarding the sale and repurchase or redemption of shares made in offering Prospectus of the Fund, which in the event of any inconsistency between this Agreement and such Prospectus, the Prospectus shall control.

           8. Any sales charges and dealers' concessions will be as set forth in the current Prospectus of the Fund. On each order for Shares of the Fund that is accepted by the Trust, you will be entitled to receive the applicable commission as set forth in the Prospectus. Any and all commissions or concessions set forth in the Fund's Prospectus are subject to change without notice by the Trust and will comply with any changes in regulatory requirements.

           9. We are also authorized to pay you continuing service fees with respect to the Shares of the Fund to compensate you for providing certain services under this Agreement for your clients such as processing purchase a n d redemption transactions, establishing shareholder accounts, and providing certain information and assistance with respect to the Fund, provided you meet certain service-related criteria.

           10. Where payment is due hereunder, we agree to send payment for concessions and securities to your address as your address appears on our records. You must notify us of address changes and promptly negotiate such payments. Any such payments that remain outstanding for twelve (12) months shall be void and the obligation represented thereby shall be extinguished.

           11. Any order by you for the purchase of Shares of the Fund from the Trust shall be accepted at the time when the order is received by the Trust (or any clearinghouse agency that the Trust may designate from time to time), and at the offering and sale price next determined, unless rejected by the Trust. In addition to the right to reject any order for the purchase of Shares of the Fund, the Trust has reserved the right to withhold Shares from sale temporarily or permanently. The Trust will not accept any order from you which is placed on a conditional basis or subject to any delay or contingency prior to execution. The procedure relating to the handling of orders shall be subject to instructions which the Trust shall forward from time to time to you. The Shares of the Fund purchased will be issued by the Trust only against receipt of the purchase price, in collected clearing house funds subject to deduction of all commissions on such sale (reallowance of any commissions to which you are entitled on purchases at net asset value will be paid through our direct purchase commission system). Payment for Shares of the Fund ordered from the Trust shall be in the form of a wire transfer to Star Bank, N.A., the Fund's custodian (the "Custodian") at 425 Walnut Street, Cincinnati, Ohio 45202. Payment shall be made within five (5) business days after the Trust's acceptance of the order placed on behalf of your customer, or such shorter time period as may be required by law. If payment for the Shares purchased is not received within such time period, the Trust reserves the right to cancel the sale or, at the Trust's option, to sell the Shares to the Fund at the then-prevailing net asset value. In this event, you agree to be responsible for any loss, expense, liability, or damage, including loss of profit suffered by the Trust and/or the Fund resulting from your delay or failure to make payment as aforesaid.

           12. You are obliged to date and time stamp all orders received by you and promptly transmit all orders to the Trust in time to provide for processing at the price next determined after receipt by you, in accordance with the Prospectus. You are not to withhold placing with the Trust orders received from any customers for the purchase of Shares so as to profit yourself as a result of such withholding. You shall not purchase Shares through the Trust except for the purpose of covering purchase orders already received from your customers, or, if permitted by applicable law, for your bona fide investment.

           13. You shall be solely responsible for the accuracy, timeliness, and completeness of any orders transmitted by you on behalf of your customers by wire or telephone for purchases, exchanges, or redemptions, and shall indemnify and hold the Trust harmless against all claims, damage, liability, costs, and expenses (including attorneys fees and costs of investigation) incurred by the Trust arising out of or based upon your relationship with your customers through your own actions or omissions,

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     including, but not limited to, any claims by your customers that you failed to transmit properly their instructions, properly service their account, or otherwise caused them injury.

           14. If your customer's account is established without your customer signing the application form, you represent that the instructions relating to the registration (including the customer's tax identification number) and selected options furnished to the Trust (whether on the application form, in some other document, or orally) are in accordance with the customer's instructions, and you agree to indemnify the Trust, the Trust's transfer agent, shareholder servicing agent, and the Fund for any loss or liability resulting from acting upon such instructions. The Trust agrees to hold harmless and indemnify you for any loss or liability arising out of our negligence in processing such instructions.

           15. If any Share is repurchased by the Fund or is tendered thereto for redemption within seven (7) business days after confirmation by the Trust of the original purchase order from you for such security you shall forthwith refund to the Trust the full commissions paid to you on the original sale.

           16. You shall not, if acting as principal, purchase any Share of the Fund from a record holder at a price lower than the net asset value next determined by or for the Fund's Shares. You shall, however, be permitted to sell any Shares for the account of a shareholder of the Fund at the net asset value currently quoted by or for the Fund's Shares, and may charge a fair service fee for handling the transaction provided you disclose the fee to the record owner.

           17. We shall furnish you, without charge, reasonable quantities of offering Prospectuses, with any supplements currently in effect, and copies of current shareholder reports of the Fund, and sales materials issued by us from time to time. You shall deliver copies of current shareholder reports, Prospectuses, and any supplements to those of your customers whose Shares are held in book-entry form on the books of the Fund. In the purchase of Shares of the Fund from the Trust, you are entitled to rely only on the information contained in the offering Prospectuses. You may not publish any advertisement or distribute sales literature or other written material to the public which makes reference to the Trust, the Fund, or us (except material which we furnished to you) without our prior written approval.

           18. No person is authorized to make any representations concerning Shares of the Fund except those contained in the applicable current
     Prospectus and printed information subsequently issued by the Trust, the Fund, or us as information supplemental to such Prospectus. You agree that you will not make Shares available to your customers except under circumstances that will result in compliance with applicable Federal and state securities and banking laws. You further agree to indemnify and hold harmless the Trust, the Fund, and us against any and all losses, claims, damages, liabilities, expenses, or settlements to which the Trust, the Fund, and/or we may become subject under any statute or regulation insofar

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     as  such losses, claims, damages, liabilities, expenses, or settlements are related to the purchase or sale of Shares by your customers and arise out of or are based upon your statements or representations to your customers concerning the Shares (other than statements or representations contained in the applicable current Prospectus and printed information subsequently issued by the Trust, the Fund, or us).

           19. Shares sold hereunder shall be available in book-entry form on the books of the Fund's transfer agent unless other instructions have been given.

           20. You shall make available Shares of the Fund only through us. In no transaction (whether of purchase or sale) shall you have any authority to act as agent for, partner of, or participant in a joint venture with us or with the Trust or the Fund or any other entity having either a shareholder servicing support agreement or other agreement with us.

           21. All sales will be made subject to our receipt of Shares from the Fund. We reserve the right, in our discretion, without notice, to modify, suspend, or withdraw entirely the offering of any Shares and, upon notice, to change the sales charge or discount or to modify, cancel, or change the terms of this Agreement. You agree that any order to purchase Shares of the Fund placed by you after any notice of amendment to this Agreement has been sent to you shall constitute your agreement to any such amendment.

           22. Sales and exchanges of Shares may be made only in those states and jurisdictions where Shares are registered or qualified for sale to the public. We agree to advise you currently of the identity of those states and jurisdictions in which the Shares are registered or qualified for sale, and you agree to indemnify us, the Trust, and/or the Fund for any claim, liability, expense, or loss in any way arising out of sale of Shares in any state or jurisdiction not identified by us as a state or jurisdiction in which such Shares are so registered or qualified. We agree to indemnify you for any claim, liability, expense, or loss attributable to such Shares not being registered or qualified if such state or jurisdiction was identified by us as a state or jurisdiction in which Shares are so registered or qualified.

           23. We act solely as agent for the Trust and the Fund, and are not responsible for qualifying the Fund or the Fund's Shares for sale in any state or jurisdiction. We also are not responsible for the issuance, form, validity, enforceability, or value of Shares of the Fund.

           24. You represent that you are (a) a properly registered or licensed broker or dealer under applicable Federal and state securities laws and regulations and a member in good standing of the National Association of Securities Dealers, Inc., or (b) a "bank," as defined in
     Section 3(a)(6) of the Securities Exchange Act of 1934 (the "1934 Act") (or other financial institution), and that you are not otherwise required to register as a broker or dealer under the 1934 Act or any state laws. You

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     agree  to notify us immediately in writing if this representation ceases to
     be  true.    We  recognize  that,  in  addition to applicable provisions of
     Federal and state securities laws, you may be subject to the provisions of the Glass-Steagall Act and other laws governing, among other things, the conduct of activities by Federal and state chartered and supervised financial institutions and their affiliated organizations. Because you will be the only entity having a direct relationship with the customer in connection with securities purchases hereunder, you will be responsible in that relationship for insuring compliance with all laws and regulations, including those of all applicable Federal and state regulatory authorities and bodies having jurisdiction over you or your customers to the extent applicable to securities purchases hereunder.

           25. Either of us, upon request of the other party, shall provide the other party with data or documents needed by the requesting party to carry out all allocated functions herein.

           26. Each of us shall cooperate with all appropriate governmental or self regulatory authorities (including, without limitation, the Securities and Exchange Commission, the National Association of Securities Dealers, Inc., and state securities regulators) and shall permit such authorities reasonable access to books and records in connection with any inspection, inquiry, or investigation relating to this Agreement or the transactions contemplated thereby.

           27. Either of us may cancel this Agreement at any time by written notice to the other.

           28. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of the Agreement shall not be affected thereby.

           29. All communications to us should be sent to the above address. Any notice to you shall be duly given if mailed or telegraphed to you at the address specified by you below.

           30. The names of your customers shall remain your sole property and shall not be used by us for any purpose except for servicing and information mailings in the normal course of business to Fund shareholders.

           31. We agree to compensate you for your services provided under this Agreement within forty-five (45) days of the end of each fiscal quarter of the Trust, at an annualized rate not to exceed 0.___% of the net asset value of all Shares of the Fund owned beneficially or of record by
     (i) you or (ii) your investment advisory or other clients, and/or accounts as to which you are a fiduciary or custodian or co-fiduciary or co-custodian, during the quarter ("Qualified Holdings"); provided, however, that no payments shall be made to you for any quarter in which your Qualified Holdings do not equal or exceed, at the end of the quarter, the asset minimum ("Minimum Qualified Holdings"), which Minimum Qualified Holdings shall be set from time to time by us with the approval of the Trustees of the Trust who are not "interested persons" of the Trust, as

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     defined  in  the  Investment Company Act of 1940, and who have no direct or indirect financial interest in the operation of the distribution plan adopted by the Trust in connection with the distribution of the Shares of the Fund by us or in any agreements related to this distribution plan; and provided, further, however, that no payments shall be made to you for any quarter unless and until PADCO Financial Services, Inc. has received the full amount of reimbursement payments from the Trust, in connection with the aforementioned distribution plan, for distribution expenses incurred by PADCO Financial Services, Inc. during that quarter in promoting the sale of Fund shares pursuant to Rule 12b-1 under the 1940 Act.

           32. In addition to the compensation that we have agreed to pay you under this Agreement pursuant to Paragraph 31, immediately above, PADCO Advisors, Inc., the Trust's investment adviser (the "Advisor"), agrees, as indicated by the Advisor's agreement and acceptance below, also to compensate you from the Advisor's own resources (which may include profits derived from the advisory fee the Advisor receives from the Fund), at an annualized rate not to exceed 0.___% of the net asset value of your Qualified Holdings held during a fiscal quarter of the Trust; provided, however, that no payments shall be made to you for any quarter in which your Qualified Holdings do not equal or exceed, at the end of the quarter, the Minimum Qualified Holdings.

     Execute this Agreement in duplicate and return one of the duplicate originals to us for our file. This Agreement (i) may be amended by notification from us and orders received following such notification shall be deemed to be an acceptance of any such amendment and (ii) shall be construed in accordance with the laws of the State of Maryland.

     Accepted:                                 Very truly yours,


     Name of Selling Recipient

     By:                                 By:
     Name:                               Name:
     Title:                              Title:


     Address:


     Date:

     AGREED AND ACCEPTED:

     PADCO Advisors, Inc.

     By:
         Albert P. Viragh, Jr.
         President

     Date:


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